Exhibit 10.20F

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SEVENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Effective April 1, 2006, the fees for Third Party Communication Software for residential voice services set forth in Addendum B, Section 1 (as amended in the Second Amendment executed October 11, 2004) ***** ** ******* $**,***.** * ***** *** ** ** ******* ******** (**,***) ********** *****. ** *** ***** *** ***** ****** ** ********** ***** ******* ******* ******** (**,***) ** *** *****, Customer and CSG agree to renegotiate the pricing for Third Party Communication Software for residential voice services.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

CSG SYSTEMS, INC. (“CSG”)		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Rick Norman	By:	/s/ D H Richardson

Name:	Rick Norman	Name:	D H Richardson

Title:	VP CSG Systems	Title:	SVP Admin

Date:	4/6/06	Date:	3/31/06

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES